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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 7, 2007


                                  RADNET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           NEW YORK                     0-19019                  13-3326724
 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 7, 2007, RadNet, Inc. (the "Company") engaged Ernst & Young LLP as its independent registered public accounting firm. The engagement of Ernst & Young LLP was approved by the Audit Committee of the Company's Board of Directors.

         During the years ended October 31, 2006 and 2005, during the transition period from November 1, 2006 through December 31, 2006, and from January 1, 2007 through June 7, 2007, the Company did not consult with Ernst & Young LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 8, 2007                               RADNET, INC.


                                           /s/ Howard G. Berger, M.D.
                                           -------------------------------------
                                           Howard G. Berger, M.D.
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER